UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-09937

THE MUNDER @VANTAGE FUND

(Exact name of registrant as specified in charter)
480 PIERCE STREET
BIRMINGHAM, MICHIGAN 48009

(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:

STEPHEN SHENKENBERG	JANE KANTER
480 PIERCE STREET	DECHERT LLP
BIRMINGHAM, MICHIGAN 48009	1775 I STREET, N.W.
WASHINGTON, D.C. 20006
Registrant’s telephone number, including area code: (248) 647-9200
Date of fiscal year end: June 30
Date of reporting period: December 31, 2005

Item 1: Report of Shareholders.

SEMI-ANNUAL REPORT
December 31, 2005
Munder @Vantage Fund ®

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The Munder Funds Letter to Shareholders

DEAR MUNDER FUND SHAREHOLDERS:

    The stock and bond markets parted ways during the last six months of 2005. The S&P 500® Index, a widely recognized measure of the performance of the U.S. stock market, generated a positive return of 5.77%, while the Lehman Brothers Aggregate Bond Index, which measures the performance of the investment-grade U.S. taxable bond market, posted a negative return of -0.08%. This was a significant contrast to the first half of the year, during which the S&P 500® posted a negative return of -0.81% while the Lehman Brothers Aggregate Bond Index earned 2.51%.

    Other shifts were seen during the last half of 2005 as well. In the equity market, according to the Russell indexes, which measure the performance of various segments of nearly all of the U.S. equity market, growth stocks outperformed value stocks, while the reverse was true during the prior six months. In the fixed income market, longer-term yields declined during the first half of the year and then rose during the second half of 2005. We feel these crosscurrents in the market provide strong support for the value of portfolio diversification.

    Given the continual shifts in the relative performance of various investment styles, our investment strategies, which have strong institutional roots, are designed to be applied consistently across market environments. Each Fund adheres to a clearly defined investment discipline representing a particular segment of the stock or bond market. Investment parameters are established to help manage risk. Although there is no guarantee that we will achieve our goal, this disciplined approach to investing is designed to reduce the variability of returns and to focus on security selection. We believe that the selection of securities is a key strength of our investment management teams.

    On the following pages, you will find information and commentary on the relative and absolute performance of the Fund covered in this semi-annual report. If you have any questions about your current investments or any of The Munder Funds, please call your financial advisor. You may also contact the Funds at 1-800-4MUNDER (468-6337) or through our website at www.munder.com. Thank you for your confidence in The Munder Funds. We value the opportunity to work with you toward meeting your investment goals.

Very Truly Yours,

Enrique Chang
President and Principal Executive Officer, The Munder Funds
President and Chief Investment Officer, Munder Capital Management

Table of
   Contents

ii	Management’s Discussion of Fund Performance
1	Portfolio of Investments
8	Statement of Assets and Liabilities
9	Statement of Operations
10	Statement of Cash Flows
11	Statements of Changes in Net Assets
12	Financial Highlights
13	Notes to Financial Statements

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by any bank and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. All mutual fund shares involve certain risks, including possible loss of principal.

i

Management’s Discussion of
   Fund Performance

    Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.munder.com.

    The Fund concentrates its investments in technology and Internet-related securities, which tend to be relatively volatile. It is therefore subject to higher market risk and price volatility than funds with more broadly diversified investments. The Fund tends to invest in smaller company stocks, which are more volatile and less liquid than larger more established company stocks. In addition, performance and after-tax returns can be significantly impacted by Fund investments in initial public offerings (IPOs), which may involve short-term trading. We cannot, however, ensure that the Fund will obtain IPOs.

    As a “non-diversified” fund under the Investment Company Act of 1940, more of the Fund’s assets may be invested in fewer securities, which increases the Fund’s risk because each investment has a greater effect on performance.

    Fund holdings are subject to change and percentages shown below are based on net assets as of December 31, 2005. The following pie chart illustrates the allocation of the Fund’s investments by industry. A complete list of holdings as of December 31, 2005 is contained in the Portfolio of Investments included in this report. The most currently available data regarding portfolio holdings can be found on our website, www.munder.com. You may also obtain currently available portfolio holdings data by calling (800) 438-5789.

 INDUSTRY ALLOCATION

    The performance data contained in the following commentary is based on the six months ended December 31, 2005. The returns for the Fund reflect the reinvestment of dividends and capital gains, if any, and are reported after the deduction of all expenses. These returns do not, however, reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon redemption of Fund shares.

Portfolio Management Team: Mark Lebovitz, Kenneth Smith, Mary Beth Suhr and Jonathan Woodley

    The Fund generated a return of 17.59% for the six months ended December 31, 2005, compared to the 13.87% return for the Inter@ctive Week Internet Index and the 8.12% return for the Morgan Stanley Internet Index. As of December 31, 81.1% of the Fund’s net assets were invested in publicly traded equities, and 17.0% were invested in private equities.

    The Fund’s strong absolute returns for the period were helped by strength in Internet-related investments in general. Relative performance of the Fund for the six months ended December 31 was primarily boosted by the publicly traded equity portion of the Fund. Among the publicly traded securities, the Internet software & services and computers & peripherals industries within the information technology sector made the largest positive contributions to the Fund’s strong absolute and relative performance.

    In the Internet software & services industry, a position in HomeStore, Inc. (3.2% of the Fund), which is not represented in the Morgan Stanley Internet Index, contributed over two percentage points to the Fund’s relative return versus that benchmark. An overweight in Google Inc. (8.0% of the Fund) and the elimination of VeriSign, Inc. from the Fund in August also made a significant contribution to relative returns. These positive factors more than offset the negative impact of an underweight in Akamai Technologies, Inc. (0.3% of the Fund). HomeStore provides products and services that help to connect real estate professionals to consumers through websites, such as REALTOR.com. Google provides global Internet search solutions, and VeriSign provides a variety of Internet and communication-related services, including Internet security, directory, database, billing and payment services. Akamai’s products and services help customers to reduce the complexity and cost of deploying and operating an Internet business infrastructure.

    In the computers & peripherals industry, the Fund’s position in Apple Computer, Inc. (2.8% of the Fund), which is not represented in the Morgan Stanley Internet Index, was the largest contributor to relative performance.

    Within the financials sector, overweights in Ameritrade Holding Corporation (2.1% of the Fund) and E*TRADE Financial Corporation (2.2% of the Fund), both of which provide online brokerage and other financial services, also helped to boost relative returns.

    Within the consumer discretionary sector of the Fund, the largest negative impact on relative performance for the six-month period came from the lack of positions in salesforce.com, inc. and NAVTEQ Corporation, and an overweight in priceline.com Incorporated (1.7% of the Fund). Salesforce.com provides customer relationship management services, while NAVTEQ is a provider of digital map information. Priceline.com provides tools for consumers’ Internet transactions, including the use of the Internet to save money on products and services, such as airline tickets and hotel rooms.

    While the Fund experienced positive returns from its holdings of venture capital funds and private equities during the six-month period ended December 31, 2005, their performance significantly lagged the return of the publicly traded portion of the Fund. This was largely due to the performance of two venture capital funds: Tech Farm Ventures (Q) L.P. (2.9% of the Fund) and CenterPoint Ventures III (Q) L.P. (3.2% of the Fund). The performance of New Enterprise Associates 10, L.P. (4.4% of the Fund) and Trident Capital Fund V, L.P. (2.9% of the Fund), however, benefited from cash distributions received from merger and acquisition activity involving their holdings. Trident and Telesoft II QP, L.P. (2.0% of the Fund) also earned boosts to their returns from the proceeds of initial public offerings (IPOs) represented in their holdings.

    Among the Fund’s private equity investments, the performance of Sygate Technology, which was acquired by Symantec Corp., contributed positively to performance. Because of the acquisition, Sygate Technology was no longer held in the Fund as of December 31, 2005.

Index performance information was furnished by sources deemed reliable and is believed to be accurate, however, no warranty or representation is made as to the accuracy thereof and the information is subject to correction. The Inter@ctive Week Internet Index is a modified market capitalization-weighted index designed to measure a cross section of companies involved in providing Internet infrastructure and access, developing and marketing Internet content and software, and conducting business over the Internet. The Morgan Stanley Internet Index is an equal dollar-weighted index made up of leading companies drawn from nine Internet sub-sectors that are driving the growth of Internet usage. You cannot invest directly in an index, securities in the Fund will not match those in an index, and performance of the Fund will differ. Although reinvestment of dividend and interest payments is assumed, no expenses are netted against an index’s returns.

Munder @Vantage Fund

Portfolio of Investments, December 31, 2005 (Unaudited)

Shares		Value

COMMON STOCKS — 81.1%
Consumer Discretionary — 22.4%
Diversified Consumer Services — 0.3%
1,572	Apollo Group, Inc., Apollo Educational Group, Class A †	$95,043

Hotels, Restaurants & Leisure — 0.4%
1,800	Ctrip.com International Ltd., ADR †	103,950

Internet & Catalog Retail — 18.5%
19,200	Amazon.com, Inc. †	905,280
1,700	Blue Nile, Inc. †	68,527
10,300	Celebrate Express, Inc. †	139,050
8,300	drugstore.com, inc. †	23,655
34,400	eBay, Inc. †	1,487,800
6,000	eDiets.com, Inc. †	36,300
14,335	Expedia, Inc. †	343,467
7,200	FTD Group, Inc. †	74,808
6,500	GSI Commerce, Inc. †	98,085
11,735	IAC/ InterActiveCorp †	332,218
4,500	Netflix, Inc. †	121,770
4,000	PetMed Express, Inc. †	56,680
19,250	priceline.com Incorporated †	429,660
4,175	Provide Commerce, Inc. †	138,234
24,373	Stamps.com Inc. †	559,604

		4,815,138

Media — 3.2%
9,300	Getty Images, Inc. †	830,211

Total Consumer Discretionary		5,844,342

Financials — 4.3%
Capital Markets — 4.3%
22,400	Ameritrade Holding Corporation †	537,600
27,500	E*TRADE Financial Corporation †	573,650

		1,111,250

Industrials — 4.1%
Commercial Services & Supplies — 4.1%
3,500	51job, Inc., ADR †	51,275
24,700	Monster Worldwide, Inc. †	1,008,254

		1,059,529

See Notes to Financial Statements.

Munder @Vantage Fund

Portfolio of Investments, December 31, 2005 (Unaudited) (continued)

Shares		Value

COMMON STOCKS (Continued)
Information Technology — 49.9%
Communications Equipment — 1.8%
3,000	Nokia Corporation, ADR	$54,900
2,100	Option N.V. †	155,435
5,900	QUALCOMM Incorporated	254,172

		464,507

Computers & Peripherals — 5.3%
10,300	Apple Computer, Inc. †	740,467
39,000	EMC Corporation †	531,180
9,800	Novatel Wireless, Inc. †	118,678

		1,390,325

Information Technology Services — 1.8%
10,200	CheckFree Corporation †	468,180

Internet Software & Services — 36.5%
7,800	24/7 Real Media, Inc. †	57,252
4,200	Akamai Technologies, Inc. †	83,706
6,500	Aptimus, Inc. †	51,415
18,000	aQuantive, Inc. †	454,320
23,900	Autobytel, Inc. †	118,066
8,390	Bankrate, Inc. †	247,673
28,700	CNET Networks, Inc. †	421,603
14,500	Digitas Inc. †	181,540
5,000	Google Inc., Class A †	2,074,300
162,000	HomeStore, Inc. †	826,200
14,400	HouseValues, Inc. †	187,632
10,600	Hurray! Holding Co., Ltd., ADR †	95,294
15,500	iVillage Inc. †	124,310
7,100	j2 Global Communications, Inc. †	303,454
11,300	Knot, Inc. (The) †	129,272
12,700	LivePerson, Inc. †	71,247
8,000	NetEase.com, Inc., ADR †	449,280
3,500	Openwave Systems Inc. †	61,145
25,400	SINA Corporation †	613,664
12,900	Sohu.com, Inc. †	236,586
73,200	Tencent Holdings Ltd †	78,359
9,025	TOM Online, Inc., ADR †	178,875
3,500	Travelzoo Inc. †	77,000
16,632	ValueClick, Inc. †	301,206
3,300	Websense, Inc. †	216,612
47,100	Yahoo! Inc. †	1,845,378

		9,485,389

See Notes to Financial Statements.

Shares		Value

Information Technology (Continued)
Software — 4.5%
4,968	Adobe Systems Incorporated	$183,617
4,250	Blackboard, Inc. †	123,165
5,000	Check Point Software Technologies Ltd. †	100,500
30,302	Intermap Technologies Corp. †	129,701
3,500	JAMDAT Mobile Inc. †	93,030
8,300	KongZhong Corporation, ADR †	103,750
5,200	Red Hat, Inc. †	141,648
19,300	Shanda Interactive Entertainment Limited, ADR †	294,132

		1,169,543

Total Information Technology		12,977,944

Telecommunication Services — 0.4%
Wireless Telecommunication Services — 0.4%
9,900	Linktone Ltd., ADR †	102,960

TOTAL COMMON STOCKS
(Cost $16,931,917)		21,096,025

LIMITED PARTNERSHIPS — 15.4%
Information Technology — 15.4%
Multi-Industry — 12.5%
1,587,500	CenterPoint Ventures III (Q) L.P. †,(a),(b),(c)	828,516
1,600,000	New Enterprise Associates 10, L.P. †,(a),(b),(c)	1,156,953
580,000	Telesoft II QP, L.P. †,(a),(b),(c)	525,068
1,004,690	Trident Capital Fund V, L.P. †,(a),(b),(c)	755,500

		3,266,037

Semiconductors & Semiconductor Equipment — 2.9%
2,500,000	Tech Farm Ventures (Q) L.P. †,(a),(b),(c)	743,228

TOTAL LIMITED PARTNERSHIPS
(Cost $6,713,366)		4,009,265

PREFERRED STOCKS — 1.6%
Information Technology — 1.6%
Computers & Peripherals — 1.6%
444,444	Alacritech Information, Series C †,(a),(b),(c)	408,968

Software — 0.0%
221,893	See Commerce, Series E †,(a),(b),(c)	0

TOTAL PREFERRED STOCKS
(Cost $2,499,996)		408,968

See Notes to Financial Statements.

Munder @Vantage Fund

Portfolio of Investments, December 31, 2005 (Unaudited) (continued)

Principal
Amount		Value

REPURCHASE AGREEMENT — 2.2%
(Cost $589,000)
$589,000	Agreement with State Street Bank and Trust Company, 3.900% dated 12/30/2005, to be repurchased at $589,255 on 01/03/2006, collateralized by $600,000 FHLMC, 5.500% maturing 11/16/2015 (value $603,000)	$589,000

TOTAL INVESTMENTS
(Cost $26,734,279)	100.3%	26,103,258
OTHER ASSETS AND LIABILITIES (Net)	(0.3)	(87,876)

NET ASSETS	100.0%	$26,015,382

†	Non-income producing security.

(a)	Fair valued security as of December 31, 2005 (see Notes to Financial Statements, Note 2). As of December 31, 2005, these securities represent $4,418,233, 17.0% of net assets.

(b)	Security subject to restrictions on resale under federal securities laws. These types of securities may only be resold upon registration under the Securities Act of 1933 or in transactions exempt from registration. The Fund does not have the right to demand that any of these securities be registered.

(c)	Security subject to restrictions on resale that is considered illiquid. The Fund may not invest more than 40% of its net assets in illiquid securities. At December 31, 2005, securities subject to restrictions on resale that have not been deemed to be liquid represent $4,418,233, 17.0% of net assets.

Security	Acquisition Date	Cost

Alacritech Information, Series C	12/13/2001	$999,999
CenterPoint Ventures III (Q) L.P.	03/07/2001	180,731
	07/20/2001	180,731
	10/15/2001	180,731
	07/16/2002	121,813
	11/04/2002	84,341
	06/09/2003	72,292
	09/04/2003	72,292
	01/30/2004	73,803
	04/07/2004	123,006
	08/13/2004	100,000
	11/29/2004	75,000
	04/18/2005	75,000
	07/15/2005	112,500
	11/21/2005	100,000

See Notes to Financial Statements.

Security	Acquisition Date	Cost

New Enterprise Associates 10, L.P.	10/26/2000	$144,297
	01/04/2001	72,149
	07/27/2001	36,074
	09/26/2001	72,149
	01/16/2002	76,335
	04/23/2002	76,335
	07/12/2002	76,335
	11/12/2002	76,335
	02/04/2003	77,191
	07/16/2003	78,243
	09/19/2003	80,736
	12/10/2003	80,990
	04/19/2004	81,276
	08/16/2004	82,265
	12/28/2004	87,778
	07/11/2005	48,359
See Commerce, Series E	04/05/2001	1,499,997
Tech Farm Ventures (Q) L.P.	12/19/2000	250,000
	04/25/2001	250,000
	07/27/2001	250,000
	10/25/2001	250,000
	05/20/2002	250,000
	08/27/2002	250,000
	01/10/2003	250,000
	07/10/2003	250,000
	11/10/2003	250,000
	04/14/2004	250,000
Telesoft II QP, L.P.	03/16/2001	274,228
	12/11/2002	80,000
	12/09/2003	40,000
	06/04/2004	80,000
	12/10/2004	80,000
Trident Capital Fund V, L.P.	10/18/2000	166,662
	06/26/2002	58,821
	11/08/2002	58,821
	01/15/2003	117,641
	10/01/2003	59,475
	12/05/2003	59,475
	02/06/2004	59,475
	06/10/2004	62,132
	11/23/2004	62,938
	01/28/2005	62,938
	08/02/2005	37,763
	10/17/2005	53,910

See Notes to Financial Statements.

Munder @Vantage Fund

Portfolio of Investments, December 31, 2005 (Unaudited) (continued)

ABBREVIATIONS:

ADR   — American Depositary Receipt
FHLMC — Federal Home Loan Mortgage Corporation

At December 31, 2005, the country diversification (based on the country in which the company’s headquarters is located) of the Fund was as follows (assume United States unless otherwise indicated):

	% of
	Net Assets	Value

COMMON STOCKS:
United States	70.5%	$18,347,364
China	8.9	2,308,125
Belgium	0.6	155,435
Canada	0.5	129,701
Israel	0.4	100,500
Finland	0.2	54,900

TOTAL COMMON STOCKS	81.1	21,096,025
LIMITED PARTNERSHIPS	15.4	4,009,265
PREFERRED STOCKS	1.6	408,968
REPURCHASE AGREEMENT	2.2	589,000

TOTAL INVESTMENTS	100.3	26,103,258
OTHER ASSETS AND LIABILITIES (Net)	(0.3)	(87,876)

NET ASSETS	100.0%	$26,015,382

See Notes to Financial Statements.

[This Page Intentionally Left Blank]

Munder @Vantage Fund

Statement of Assets and Liabilities, December 31, 2005 (Unaudited)

ASSETS:
Investments, at value
See accompanying schedule:
Securities	$25,514,258
Repurchase agreement	589,000

Total Investments	26,103,258
Cash	153
Interest receivable	128
Dividends receivable	531
Receivable from Advisor	21,553
Receivable for investment securities sold	109,565
Prepaid expenses and other assets	36,909

Total Assets	26,272,097

LIABILITIES:
Payable for investment securities purchased	75,773
Trustees’ fees and expenses payable	59,294
Investment advisory fees payable	39,318
Transfer agency/record keeping fees payable	26,914
Shareholder servicing fees payable	12,964
Administration fees payable	4,713
Custody fees payable	2,823
Accrued expenses and other payables	34,916

Total Liabilities	256,715

NET ASSETS	$26,015,382

Investments, at cost	$26,734,279

NET ASSETS consist of:
Accumulated net investment loss	$(412,068)
Accumulated net realized loss on investments sold	(105,442,669)
Net unrealized depreciation of investments	(631,021)
Par value	28,008
Paid-in capital in excess of par value	132,473,132

$26,015,382

NET ASSET VALUE ($26,015,382/2,800,830 shares of common stock outstanding)	$9.29

See Notes to Financial Statements.

Munder @Vantage Fund

Statement of Operations, for the Period Ended December 31, 2005 (Unaudited)

INVESTMENT INCOME:
Interest	$4,846
Dividends	5,932

Total Investment Income	10,778

EXPENSES:
Investment advisory fees	222,907
Shareholder servicing fees	63,688
Legal and audit fees	51,011
Transfer agency/record keeping fees	40,244
Administration fees	30,062
Trustees’ fees and expenses	22,656
Custody fees	15,254
Other	17,339

Total Expenses	463,161
Expenses reimbursed by Advisor	(80,938)

Net Expenses	382,223

NET INVESTMENT LOSS	(371,445)

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain from:
Security transactions	2,091,937
Foreign currency-related transactions	413
Net change in unrealized appreciation/(depreciation) of securities	2,382,952

Net realized and unrealized gain on investments	4,475,302

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$4,103,857

See Notes to Financial Statements.

Munder @Vantage Fund

Statement of Cash Flows, For the Year Ended December 31, 2005 (Unaudited)

Increase/(decrease) in cash —
Cash flows from operating activities:
Net increase in net assets from operations	$4,103,857
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(8,105,082)
Proceeds from disposition of investment securities	11,176,080
Purchase of short-term investment securities, net	(155,000)
Proceeds from return of capital distributions	157,809
Decrease in dividends and interest receivable	992
Increase in receivables for securities sold	(84,408)
Increase in receivable from Advisor	(8,378)
Increase in other assets	(36,778)
Increase in payable for securities purchased	60,433
Increase in accrued expenses	13,766
Unrealized appreciation on securities	(2,382,952)
Net realized gain from investments	(2,091,937)
Net realized gain from currencies	(413)

Net cash provided by operating activities	2,647,989

Cash flows from financing activities:
Payment on shares redeemed	(2,648,460)

Net cash used in financing activities	(2,648,460)

Net decrease in cash	(471)
Cash:
Beginning balance	624

Ending balance	$153

See Notes to Financial Statements.

Munder @Vantage Fund

Statements of Changes in Net Assets

	Period Ended
	December 31, 2005	Year Ended
	(Unaudited)	June 30, 2005

Net investment loss	$(371,445)	$(773,514)
Net realized gain from security and foreign currency-related transactions	2,092,350	2,948,208
Net change in unrealized appreciation/(depreciation) of securities	2,382,952	(4,691,343)

Net increase/(decrease) in net assets resulting from operations	4,103,857	(2,516,649)
Net decrease in net assets from Fund share transactions	(2,648,460)	(4,812,111)

Net increase/(decrease) in net assets	1,455,397	(7,328,760)
NET ASSETS:
Beginning of period	24,559,985	31,888,745

End of period	$26,015,382	$24,559,985

Accumulated net investment loss	$(412,068)	$(40,623)

CAPITAL STOCK ACTIVITY:
Amount
Redeemed	$(2,648,460)	$(4,812,111)

Net decrease	$(2,648,460)	$(4,812,111)

Shares
Redeemed	(306,894)	(643,371)

Net decrease	(306,894)	(643,371)

See Notes to Financial Statements.

Munder @Vantage Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period

	Period Ended		Year	Year	Year	Year	Period
	12/31/05		Ended	Ended	Ended	Ended	Ended
	(Unaudited)		6/30/05	6/30/04	6/30/03	6/30/02	6/30/01

Net asset value, beginning of period	$7.90		$8.50	$6.67	$5.35	$10.65	$24.00

Income/(loss) from investment operations:
Net investment loss	(0.13)		(0.25)	(0.24)	(0.15)	(0.17)	(0.11)
Net realized and unrealized gain/(loss) on investments	1.52		(0.35)	2.07	1.47	(5.13)	(13.15)

Total from investment operations	1.39		(0.60)	1.83	1.32	(5.30)	(13.26)

Decrease from investment operations:
Offering costs	—		—	—	—	—	(0.09)

Net increase/(decrease) in net asset value	1.39		(0.60)	1.83	1.32	(5.30)	(13.35)

Net asset value, end of period	$9.29		$7.90	$8.50	$6.67	$5.35	$10.65

Total return(b)	17.59%		(6.73)%	26.99%	24.67%	(49.77)%	(55.63)%

Ratios to average net assets/ supplemental data:
Net assets, end of period (in 000’s)	$26,015		$24,560	$31,889	$29,011	$28,783	$71,625
Ratio of operating expenses to average net assets	3.00	%(c)	3.00%	3.00%	3.00%	3.00%	3.00	%(c)
Ratio of net investment loss to average net assets	(2.92	)%(c)	(2.93)%	(2.77)%	(2.72)%	(2.06)%	(1.03	)%(c)
Portfolio turnover rate	32%		89%	56%	43%	60%	95	%(c)
Ratio of operating expenses to average net assets without expense reimbursements	3.64	%(c)	3.57%	3.90%	3.85%	3.40%	3.15	%(c)

(a)	The Munder @Vantage Fund commenced operations on October 17, 2000.

(b)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c)	Annualized.

See Notes to Financial Statements.

Munder @Vantage Fund

Notes to Financial Statements, December 31, 2005 (Unaudited)

1. Organization

    As of December 31, 2005, the Munder Funds (sometimes referred to as the “Funds”) consisted of 26 portfolios, each of which is a series of Munder Series Trust (“MST”), Munder Series Trust II (“MSTII”) or The Munder @Vantage Fund (“@Vantage”). Information presented in these financial statements pertains only to the Munder @Vantage Fund (the “Fund”), the only series of @Vantage. @Vantage is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company, and was organized as a Delaware statutory trust on April 7, 2000. The Fund’s goal is to seek long-term capital appreciation. The financial statements for the remaining Munder Funds are presented in separate reports.

2. Significant Accounting Policies

    The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

    Security Valuation: Securities and other investments are generally valued using readily available market quotations, which may be obtained from various pricing sources approved by the Board of Trustees. Equity securities are generally valued at the last quoted sale price on the primary market or exchange on which such securities are traded or the official close price of such exchange. Lacking any sales, equity securities (other than depositary receipts) are valued at the mean of the bid and asked prices, and depositary receipts are valued based on the underlying security’s value and relevant exchange rate. Securities for which market quotations are not readily available are valued using broker-dealer quotations or at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Securities that are primarily traded on foreign securities exchanges may also be subject to fair valuation by such pricing committee should a significant event occur subsequent to the close of the foreign securities exchanges. Fair valuations involve a review of relevant factors, including without limitation, movements in U.S. equity markets following the close of foreign markets, country-specific information, company-specific information, industry information and/or comparable, publicly-traded securities information. Debt securities with

Munder @Vantage Fund

Notes to Financial Statements, December 31, 2005 (Unaudited) (continued)

remaining maturities of 60 days or less at the time of purchase are valued on an amortized cost basis, which approximates current market value, unless the Board of Trustees determines that such valuation does not constitute fair value at that time.

    Foreign Currency: The books and records of the Fund are maintained in U.S. dollars. Investment securities, other assets and liabilities, securities transactions, and items of income and expense denominated in foreign currencies are translated into U.S. dollars.

    Unrealized gains and losses resulting from changes in foreign currency exchange rates on all assets and liabilities denominated in foreign currencies other than investment securities are included in the net change in unrealized appreciation/ (depreciation) of foreign currency-related transactions. Net realized gains and losses from foreign currency-related transactions include foreign currency gains and losses between trade date and settlement date on investment security, foreign currency and foreign interest and dividend income transactions.

    Unrealized gains and losses resulting from changes in foreign currency exchange rates on investment securities denominated in foreign currencies are included in the net change in unrealized appreciation/(depreciation) of securities. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date of securities denominated in foreign currencies is included in realized gains and losses from security transactions.

    Forward Foreign Currency Exchange and Spot Contracts: The Fund may engage in forward foreign currency exchange and spot contracts in an effort to facilitate transactions in foreign securities and to reduce exposure to foreign currency exchange rates. The value of such contracts is translated into U.S. dollars. Forward foreign currency and spot contracts are marked to market daily. The change in market value is recorded as unrealized appreciation/(depreciation) from foreign currency-related transactions. When the contract is closed, the Fund records a realized gain or loss from foreign currency-related transactions equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

    The use of forward foreign currency exchange and spot contracts does not eliminate fluctuations in the underlying prices of the Fund’s securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange and spot contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition,

Munder @Vantage Fund

Notes to Financial Statements, December 31, 2005 (Unaudited) (continued)

the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

    Repurchase Agreements: Each repurchase agreement entered into by the Fund provides that the seller must transfer to the Fund initial collateral at least equal to the total amount of the repurchase obligation, including interest, and transfer upon request additional collateral any time the value of the collateral falls below such level. Each repurchase agreement also provides that in the event of counterparty default, the Fund has the right to accelerate the seller’s repurchase obligation and/or use the collateral to satisfy the seller’s repurchase obligation. However, there could be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of possible decline in the value of the collateral securities during the period in which the Fund seeks to assert its rights.

    Security Transactions and Net Investment Income: For purposes of financial statement presentation, security transactions are recorded on a trade date basis. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date if such information is obtained subsequent to the ex-dividend date. General expenses of the Munder Funds are allocated to the Fund based upon the relevant driver of such expenses.

    Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid annually (if available) by the Fund. The Fund’s net realized capital gains (including net short-term capital gains), if any, are declared and distributed at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date.

    Federal Income Taxes: The Fund intends to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no Federal income or excise tax provision is required.

3. Investment Advisor, Administrator and Other Related Party Transactions

    For its advisory services, Munder Capital Management (the “Advisor”) is entitled to receive from the Fund a fee, computed daily and payable monthly at an annual rate of 1.75% of the value of its average daily net assets.

Munder @Vantage Fund

Notes to Financial Statements, December 31, 2005 (Unaudited) (continued)

    The Advisor voluntarily agreed to reimburse certain operating expenses of the Fund during the period ended December 31, 2005, in an amount totaling $80,938. This amount is reflected as expenses reimbursed by Advisor in the accompanying Statement of Operations.

    The Advisor is also the administrator for the Munder Funds. In its capacity as administrator, the Advisor is entitled to receive from the Fund an administration fee, computed daily and payable monthly, based on the average daily net assets of the Fund at the following annual rates subject to a Fund minimum fee of $50,000:

Fund Net Assets	Annual Fee

First $100 million	0.153%
Next $150 million	0.128%
Next $250 million	0.104%
Next $500 million	0.079%
Thereafter	0.055%

In addition, the Advisor is entitled to receive from the Fund an annual financial reporting fee in the amount of $8,000.

    For the period ended December 31, 2005, the Advisor earned $30,062 before payment of sub-administration fees and $17,046 after payment of sub-administration fees for its administrative services to the Fund. During the year ended December 31, 2005, the Fund paid an annual effective rate of 0.2360% for administrative services.

    Comerica Incorporated (“Comerica”), through its wholly-owned subsidiary Comerica Bank, owns approximately 96% of the Advisor (87% on a fully diluted basis) as of December 31, 2005. Comerica Bank provides certain sub-transfer agency and related services to the Fund. As compensation for the sub-transfer agency and related services provided to the Fund, Comerica Bank receives a fee of 0.01% of the average daily net assets of the Fund beneficially owned by Comerica Bank and its customers. Comerica Bank earned $3 for its sub-transfer agency and other related services provided to the Fund for the period ended December 31, 2005.

    Each Trustee of @Vantage is paid quarterly an annual retainer of $6,000 for services provided as a Board member, plus out-of-pocket expenses related to attendance at Board and Committee meetings. Each Trustee of MST and MSTII is paid quarterly an aggregate fee consisting of a $78,000 annual retainer ($114,000 for the Chairman) for services provided as a Board member, plus out-of-pocket expenses related to attendance at Board and Committee meetings. A Board member who is Chairman of a committee (Audit Committee, Board Process and Governance Committee, and/or Nominating

Munder @Vantage Fund

Notes to Financial Statements, December 31, 2005 (Unaudited) (continued)

Committee) also receives an annual retainer of $3,000 for such services. Trustees may elect to defer all or a portion of the fees earned under a deferred compensation plan. Under this plan, amounts deferred are valued as if they are invested in one or more of the Munder Funds selected by the Trustee. These amounts are not, however, actually invested in shares of the Munder Funds, and the obligations of MST, MSTII and @Vantage to make payments of deferred amounts are unsecured general obligations of the Munder Funds. No officer, director or employee of the Advisor, Comerica or any of Comerica’s affiliates receives any compensation from the Fund, MST or MSTII.

4. Shareholder Servicing Plan

    The Fund has a Shareholder Servicing Plan (the “Plan”) under which the Fund pays securities dealers and other financial institutions and organizations (collectively, the “Service Organizations”) a shareholder servicing fee at the annual rate of 0.50% of the net asset value of the outstanding shares owned by customers of such Service Organizations.

    Comerica Bank is among the Service Organizations who may receive fees from the Fund under the Plan. For the period ended December 31, 2005, the Fund paid $63 to Comerica Bank for shareholder services provided to shareholders.

5. Securities Transactions

    Cost of purchases and proceeds from sales of securities other than short-term investments and U.S. government securities were $8,028,395 and $10,578,037, respectively, for the period ended December 31, 2005.

    At December 31, 2005, aggregate gross unrealized appreciation for all securities for which there was an excess of value over financial reporting cost was $5,094,719, aggregate gross unrealized depreciation for all securities for which there was an excess of financial reporting cost over value was $5,725,740 and net depreciation for financial reporting purposes was $631,021. At December 31, 2005, aggregate cost for financial reporting purposes was $26,734,279.

6. Common Stock

    At December 31, 2005, the Fund was authorized to issue an unlimited number of $0.01 par value shares of beneficial interest.

    Each quarter, the Fund offers to repurchase a minimum of 5% of the number of shares outstanding on the date repurchase requests are due at current net asset value. The Fund’s Board of Trustees may establish a larger

Munder @Vantage Fund

Notes to Financial Statements, December 31, 2005 (Unaudited) (continued)

percentage for any quarterly repurchase offer. However, the percentage will not be less than 5% or more than 25% of the shares outstanding on the date repurchase requests are due.

    Quarterly repurchase offers commence each January, April, July, and October and are completed in the following month.

7. Investment Concentration

    The Fund intends to invest at least 65% of its total net assets in equity securities of U.S. and non-U.S. companies considered by the Advisor to significantly benefit from or derive revenue from the Internet, advances in communications technology, data processing technology and implementations thereof, generally known as Internet technologies. The value of such companies is particularly vulnerable to rapidly changing technology, extensive government regulation and relatively high risks of obsolescence caused by scientific and technological advances. The value of the Fund’s shares may fluctuate more than shares of a fund investing in a broader range of industries.

    The Fund may invest up to 40% of its total assets in equity securities of privately owned Internet-related technology companies that plan to conduct an initial public offering (IPO) within a period of several months to several years from the time the Fund makes its investment. These companies are referred to as venture capital companies. Venture capital companies represent highly speculative investments by the Fund. Of the Fund’s venture capital holdings, the Fund may invest up to 20% of its total assets in securities of private investment funds that invest primarily in venture capital companies.

8. Revolving Line of Credit

    Effective December 14, 2005, the Munder Funds renewed a one-year revolving line of credit with State Street Bank and Trust Company in which the Fund, and other Munder Funds, participate. Borrowings under the line may not exceed the lesser of $75,000,000 or 5% of the value of the total assets of the Fund. Interest is payable on outstanding borrowings at the Federal Funds Rate plus 0.50%. Additionally, the line of credit includes an annual commitment fee equal to 0.10% per annum through December 13, 2006 on the daily amount of the unused commitment. During the period ended December 31, 2005, the Fund did not utilize the revolving line of credit. For the period ended December 31, 2005, total commitment fees for the Fund were $163.

Munder @Vantage Fund

Notes to Financial Statements, December 31, 2005 (Unaudited) (continued)

9. Commitments

    The Fund invests in certain private placements that may require additional funding. The issuer of the private placement may also permanently reduce the outstanding funding at any time. At December 31, 2005, the Fund had total commitments to contribute $1,939,543 to various issuers when and if required.

10. Indemnification Obligations

    The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

11. Income Tax Information

    Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund also may utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

    At June 30, 2005, the components of distributable earnings on a tax basis were as follows:

Post October
Loss/Capital	Unrealized
Loss Carryover	Depreciation	Total

$(108,643,540)	$(1,906,803)	$(110,550,343)

    The differences between book and tax distributable earnings are primarily due to wash sales, partnership basis adjustments and deferred trustees’ fees.

    As determined at June 30, 2005, the Fund had available for Federal income tax purposes, $108,642,189 of unused capital losses of which $74,283,277, $27,134,937 and $7,223,975 expire in 2010, 2011 and 2012, respectively.

    Certain capital and net foreign currency losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. The Fund has elected to defer net foreign currency losses arising between November 1, 2004 and June 30, 2005 of $1,351.

Munder @Vantage Fund

Notes to Financial Statements, December 31, 2005 (Unaudited) (continued)

    The Fund utilized capital loss carryforwards during the year ended June 30, 2005 in the amount of $2,368,329.

12. Subsequent Event

    Effective March 1, 2006, foreign currencies, investment securities and other assets and liabilities denominated in foreign currencies will be translated into U.S. dollars at the exchange rates generally determined as of 4:00 p.m. Eastern Time.

13. Quarterly Portfolio Schedule

    The Fund files with the Securities and Exchange Commission its complete schedule of portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Securities and Exchange Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The most recent Form N-Q is available without charge, upon request, by calling (800) 438-5789. In addition, the most currently available list of the Fund’s portfolio holdings is available on our website, www.munder.com.

14. Proxy Voting Policies and Procedures

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 438-5789 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

15. Proxy Voting Record

    The Fund files with the Securities and Exchange Commission its proxy voting record on Form N-PX for each 12-month period ending June 30. Form N-PX must be filed by the Fund each year by August 31. The most recent Form N-PX is available without charge, upon request, by calling (800) 438-5789 or voting record information or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

BOARD OF TRUSTEES

Thomas D. Eckert, Chairman
John Rakolta, Jr., Vice Chairman
David J. Brophy
Joseph E. Champagne
John Engler
Michael T. Monahan
Arthur T. Porter
OFFICERS

Enrique Chang, President and Principal Executive Officer
Peter K. Hoglund, Vice President and Principal Financial Officer
Stephen J. Shenkenberg, Vice President, Secretary, Chief Legal Officer and Chief Compliance Officer
Amy D. Eisenbeis, Assistant Secretary
Mary Ann Shumaker, Assistant Secretary
Melanie Mayo West, Assistant Secretary
Cherie N. Ugorowski, Treasurer and Principal Accounting Officer
Kevin R. Kuhl, Assistant Treasurer
David W. Rumph, Assistant Treasurer
Bradford E. Smith, Assistant Treasurer
INVESTMENT ADVISOR & ADMINISTRATOR

Munder Capital Management
Munder Capital Center
480 Pierce Street
Birmingham, MI 48009
TRANSFER AGENT

PFPC Inc.
4400 Computer Drive
Westborough, MA 01581
SUB-ADMINISTRATOR & CUSTODIAN

State Street Bank and Trust Company
One Federal Street
Boston, MA 02111
LEGAL COUNSEL

Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

SANN@VAN1205

Item 2. Code of Ethics.
Not applicable.
Item 3. Audit Committee Financial Expert.
Not applicable.
Item 4. Principal Accountant Fees and Services.
Not applicable.
Item 5. Audit Committees of Listed Registrants.
Not applicable.
Item 6. Schedule of Investments.
A Schedule of Investments is included as a part of the report to shareholders filed under Item 1 of this Form N-CSR.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees since the registrant last disclosed its procedures pursuant to Item 7(d)(2)(ii)(G) of Schedule 14A or this Item.
Item 11. Controls and Procedures.
(a) Within 90 days of the filing date of this Form N-CSR, Enrique Chang, the registrant’s President and Principal Executive Officer, and Peter K. Hoglund, the registrant’s Vice President and Principal Financial Officer, reviewed the registrant’s disclosure controls and procedures as defined in Rule 30a-3(c) of under the Investment Company Act of 1940 (the “Procedures”) and evaluated their effectiveness. Based on their review, Mr. Chang and Mr. Hoglund determined that the Procedures adequately ensure that information required to be disclosed by the registrant in reports on Form N-CSR filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods required by the Securities and Exchange Commission.
(b) There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)(1) Not applicable.
(a)(2) The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940 are attached hereto.
(a)(3) Not applicable.
(b) The certifications required by Rule 30a-2(b) of the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
THE MUNDER @VANTAGE FUND

By:	/s/ Enrique Chang

Enrique Chang
President and Principal Executive Officer

Date:	March 8, 2006
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Enrique Chang

Enrique Chang
President and Principal Executive Officer

Date:	March 8, 2006

By:	/s/ Peter K. Hoglund

Peter K. Hoglund
Vice President and Principal Financial Officer

Date:	March 8, 2006